________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2002


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from August 1, 2002 to August 31, 2002 (the "Operating Reports") are filed as Exhibits 99.1 through
99.9 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for August 2002.
99.2           United States Trustee Report of American Sintered Technologies, Inc. for August 2002
99.3           United States Trustee Report of Custom Technologies Corp. for August 2002
99.4           United States Trustee Report of Escast, Inc. for August 2002
99.5           United States Trustee Report of Fansteel Holdings, Inc. for August 2002
99.6           United States Trustee Report of Fansteel Schulz Products, Inc. for August 2002
99.7           United States Trustee Report of Phoenix Aerospace Corp. for August 2002
99.8           United States Trustee Report of Washington Manufacturing Co. for August 2002
99.9           United States Trustee Report of Wellman Dynamics Corp. for August 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  October 1, 2002

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                       9/20/2002
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 3,827,229       $ 4,155,908        $ 33,785,724    $ 33,007,707
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -                   -               -
InterCompamy Transfers                (104,386)         (200,000)          1,021,294       1,806,000
Other                                   73,681                 -             525,988         173,257

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  3,796,524         3,955,908          35,333,006      34,986,964
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            881,230           903,097           6,011,962       6,422,587
Payroll Taxes                          311,007           328,500           2,792,758       2,795,509
Accounts Payable                     1,172,779         2,790,323          13,943,506      18,194,153
Profit Sharing / Pension               109,403           124,000           1,266,881       1,394,796
Insurance                              880,903         1,255,533           3,939,990       7,033,202
Commissions                            138,681           142,150             999,106       1,225,665
Utilities                              182,835           184,403           1,330,206       1,477,724
Leases / Rents                          24,468            34,340             214,712         322,747
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           579,971         1,088,931           2,704,847       3,734,753
Capital Expenditures                         -                 -              50,000         100,000
US Trustee Fees                          4,750                 -              15,500          14,500
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             4,286,027         6,851,277          33,289,467      42,715,635
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                    $    (489,503)   $   (2,895,369)     $    2,043,539    $ (7,728,671)
-------------
                                 ==============   ===============     ===============   =============



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
 Petty Cash                             N/A        Petty cash                 $  6,816

   National City Bank              884096887        Operational              2,870,640

   Bank of Waukegan                  1955426        Payroll                        647

   Bank of Waukegan                  1975978        Operational                      -

   Bank of Waukegan                  1976083        Health Insurance            (3,258)

   American National Bank           18080308        Concentration Account          957

   First Midwest Bank                0173906        Petty Cash                   1,211

   Mellon Bank                       0111587        Operational                      -

   National City Bank              884157627        Blocked                    929,942

   National City Bank              884096879        Payroll                        860

   National City Bank              884157643        Benefit Bank                  (226)

   National City Bank              884096908        Health Insurance           (47,945)

   National City                   884096772        Operational                (82,799)

   Mellon Bank                       1465820        Payroll                     26,229

   National City Bank              884096799        Disbursement               (71,332)

   Bank One                        261379147        Payroll                      1,670

   National City Bank              884156747        Disbursements              (12,366)

   National City Bank               18081568        Disbursement               (79,450)

   National City Bank               18081576        Payroll                          -

   National City Bank              884096780        Operational                (71,680)

   Hancock Bank                   01-0101494        Payroll                      5,375

   Bancorp South                    06582837        Operational                  6,592
                                                                           -----------

                                                                            $3,481,883
                                                                           ===========

Bank reconciliations are available.



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                August, 2002      FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 3,970,971        $ 32,156,152
Less: Defective mat'l returned                              -                   -
        Sales allowances                               11,038             110,753
        Cash discounts                                 16,678             185,286
                                                --------------      --------------
           Total sales deductions                      27,716             296,039
                                                --------------      --------------
        NET SALES                                   3,943,255          31,860,113
                                                --------------      --------------
Cost of Sales                                       3,837,782          28,507,387
                                                --------------      --------------
        GROSS PROFIT                                  105,473           3,352,726
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   297,608           2,353,254
    General & Admin. expense                          646,775           4,112,516
    Corporate Fees                                   (186,886)         (1,112,319)
                                                --------------      --------------
      Total S G & A and Environ. Expense              757,497           5,353,451
                                                --------------      --------------
        OPERATING INCOME                             (652,024)         (2,000,725)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                             (2,478)            (49,714)
    Interest Expense                                  (54,043)           (183,488)
                                                --------------      --------------
        Other Income (Expense)                        (51,565)           (233,202)
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (703,589)         (2,233,927)
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 213,853           1,534,139
    US Trustee Quarterly Fees                               -              10,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    213,853           1,544,389
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                           (917,442)         (3,778,316)

Provision for Taxes                                   (28,000)           (299,000)
                                                --------------      --------------
NET INCOME (LOSS)                               $    (889,442)      $  (4,077,316)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

BALANCE SHEET (MOR-3)
                                                         8/31/02            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     2,551,947      $  1,438,344
    Restricted cash and cash equivalents                     929,942                 -
    Accounts receivable - net                             13,462,858        14,281,299
    Inventories -net                                      10,173,949        13,747,533
    Other assets - current                                 2,085,694           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           29,204,384        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               36,161,943        35,224,200
    Investment in subsidiaries                            15,221,175        15,221,175
    Other                                                  6,323,484           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             57,706,602        50,565,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              4,925,497         4,925,497
    Machinery and equipment                               36,156,523        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            41,463,368        41,258,055
    Less: Accum. depreciation and amortization            35,030,468        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,432,900         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    93,343,886      $ 87,549,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                         8/31/02           1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       1,577,896                 -
    Accrued liabilities                                    5,669,939                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                       7,247,835                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                  1,845,382                 -
    Intercompany payable                                   2,079,861                 -
    Long-term pension liability                              864,895                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                         4,790,138                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          12,037,973                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt 1                                          182,970         5,336,367
    Unsecured debt                                        93,669,767        90,565,733
    Intercompany payable                                  27,778,239        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          121,630,976       123,801,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        133,668,949       123,801,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (13,024,000)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (4,077,316)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (40,325,063)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $    99,343,886      $ 87,549,060
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                           7,632          163,940       129,414        42,158
FICA-Employee                        12,732           84,587        73,963        23,356
FICA-Employer                        12,732           84,586        73,963        23,355
Unemployment                         (4,934)           7,162             0         2,228
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES             $ 28,162         $340,275      $277,340      $ 91,097
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                           8,604           46,703        31,000        24,307
Unemployment                         14,494           (1,752)          591        12,151
Sales                                35,484            5,326         1,476        39,334
Income Tax                        1,878,580          (28,000)        5,198     1,845,382
Real Property                       141,026           (3,045)            0       137,981
Personal Property                    18,840           (5,572)            0        13,268
Other: Local                          2,090            2,932         2,076         2,946
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $2,099,118          $16,592       $40,341    $2,075,369
                                ----------------------------------------------------------
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES        $2,127,280         $356,867      $317,681    $2,166,466
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      1,577,896    0           0             0             0          1,577,896
Wages Payable                         2,052,314    0           0             0             0          2,052,314
Taxes Payable (Other than income)       320,834    0           0             0             0            320,834
Professional Fees                        10,000    0           0             0             0             10,000
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             3,286,791    0           0             0             0          3,286,791
Income Taxes Payable                  1,845,382    0           0             0             0          1,845,382
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  2,079,861    0           0             0             0          2,079,861
Other LT Liabilities                    864,895    0           0             0             0            864,895
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $12,037,973   $0          $0            $0            $0        $12,037,973
                                   ============================================================================

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------
                                              Dates            Amount
Description of Tax                            Paid              Paid
----------------------------------------------------------------------
State Withholding - California               08/08/02         $1,985
State Withholding - California               08/15/02          1,872
State Withholding - California               08/20/02          1,937
State Withholding - California               08/27/02          1,774
State Withholding - Connecticut              08/08/02            929
State Withholding - Connecticut              08/15/02            894
State Withholding - Connecticut              08/22/02            893
State Withholding - Connecticut              08/29/02            897
State Withholding - Illinois                 08/15/02          1,424
State Withholding - Illinois                 08/29/02          1,577
State Withholding - Indiana                  08/29/02            389
State Withholding - Kentucky                 08/08/02          2,035
State Withholding - Kentucky                 08/22/02          2,636
State Withholding - Mississippi              08/15/02          3,227
State Withholding - Oklahoma                 08/15/02          1,479
State Withholding - Pennsylvania             08/20/02          6,026
State Withholding - Wisconsin                08/15/02            502
State Withholding - Wisconsin                08/27/02            523
Sales Tax - Monthly Illinois                 08/20/02            220
Sales Tax - Monthly Kentucky                 08/20/02            408
Sales Tax - Monthly Mississippi              08/20/02            591
Sales Tax - Monthly Tennessee                08/20/02             29
Sales Tax - Monthly Wyoming                  08/20/02            819
FICA & Fed W/H Federal                       08/07/02         93,161
FICA & Fed W/H Federal                       08/14/02         44,472
FICA & Fed W/H Federal                       08/21/02         97,606
FICA & Fed W/H Federal                       08/28/02         42,102
City/Cnty Occupation Lexington K             08/09/02          2,076
Income Tax           DE                                        5,088
Income Tax           Oklahoma                                    110

                                                         ------------
TOTAL POST PETITION TAXES PAID                             $ 317,681
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period            8,981,808
PLUS Amounts billed during the period                                         3,951,310
LESS Amounts collected during the period                                      3,827,229
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                 $9,105,889
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                 4,035,436
31-60 days old                                                                2,027,235
61-90 days old                                                                  880,967
91+ days old                                                                  2,162,251
                                                                        ----------------
Total Accounts Receivable                                                     9,105,889
Amount considered uncollectible (bad debt)                                      383,529
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                   $8,722,360
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                      9/20/2002
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ---------------
                                                             REPORTING PERIOD   August 31, 2002
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 717,489        $ 822,000         $ 6,761,928       $ 6,733,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers           (73,457)               -          (1,162,285)         (646,000)
Other                                 46                -               9,837             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              644,078          822,000           5,609,480         6,088,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       87,067           94,000             723,917           747,788
Payroll Taxes                     36,838           59,500             386,435           369,542
Accounts Payable                 347,878          585,000           3,984,335         4,201,571
Profit Sharing / Pension               -                -                   -                 -
Insurance                         25,079           35,000             193,388           248,412
Commissions                       28,580           19,000             249,370           208,392
Utilities                         22,020           19,000             135,454           195,925
Leases / Rents                         -                -                   -            13,143
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
US Trustee Fees                        -                -               1,741             2,000
Court Costs                            -                -                 500               250
                              -----------   --------------     ---------------    --------------
     Total disbursements         547,462          811,500           5,675,140         5,987,023
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                   $ 96,616         $ 10,500           $ (65,660)        $ 101,616
-------------                 ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

BANK RECONCILATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                                 N/A       Petty cash     $    300

  National City Bank of PA                239732043    Payroll        $ 10,734

  National City Bank                      884096860    Disbursement   $(58,738)

                                                                             -

                                                                             -

                                                                      ---------
                                                                      $(47,704)
                                                                      =========

Bank reconciliations are available.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                            August 2002        FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $   659,502         $ 6,832,460
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -               5,181
         Cash discounts                            2,858              48,565
                                          ---------------    ----------------
            Total sales deductions                 2,858              53,746
                                          ---------------    ----------------

         NET SALES                               656,644           6,778,714
                                          ---------------    ----------------

Cost of Sales                                    567,113           5,584,709
                                          ---------------    ----------------

         GROSS PROFIT                             89,531           1,194,005
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               46,643             451,028
    General & Admin. expense                      27,822             253,608
    Corporate Fees                                 5,886              51,318
                                          ---------------    ----------------
      Total S G & A and Environ. Expense          80,351             755,954
                                          ---------------    ----------------

         OPERATING INCOME                          9,180             438,051
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           9,180             448,517
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             11,250             106,750
    US Trustee Quarterly Fees                      4,750               5,250
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               16,000             112,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                        (6,820)            336,517

Provision for Taxes                               (3,000)            124,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $ (3,820)          $ 212,517
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

BALANCE SHEET (MOR-3)
                                                       8/31/02        1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($47,704)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                            922,588        894,078
    Inventories -net                                     336,403        549,646
    Other assets - current                                22,500          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,233,787      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,177,730              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,384,790      2,207,060
                                                    ------------    ------------
PROPERTY , PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,774,603      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,706,640      5,704,900
    Less: Accum. depreciation and amortization         2,369,380      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           3,337,260      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 7,955,837    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     8/31/02         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     159,306              -
    Accrued liabilities                                  273,224              -
    Accrued income taxes                                 124,000              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     556,530              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  16,496              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        16,496              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         573,026              -
                                                   ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                     1,206,760      1,206,760
    Intercompany payable                               4,366,896      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,785,122      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,358,148      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     212,517              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    597,689        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $ 7,955,837    $ 7,323,049
                                                    ============    ============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------

Withholding                                 0           14,262         13,997            265
FICA-Employee                           9,076            9,653          9,654          9,075
FICA-Employer                           9,076            9,653          9,654          9,075
Unemployment                            2,220               42              0          2,262
Income Tax                            111,000           (2,000)             0        109,000
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $131,372          $31,610        $33,305       $129,677
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                                92            4,795          3,533          1,354
Unemployment                            2,085              527              0          2,612
Sales                                       0                0              0              0
Income Tax                             16,000           (1,000)             0         15,000
Real Property                             184            5,238         12,651         (7,229)
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $18,361           $9,560        $16,184        $11,737
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $149,733          $41,170        $49,489       $141,414
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       159,306         0         0            0             0             159,306
Wages Payable                          211,460         0         0            0             0             211,460
Taxes Payable (Other than income)       17,414         0         0            0             0              17,414
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               44,350         0         0            0             0              44,350
Income Taxes Payable                   124,000         0         0            0             0             124,000
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    16,496         0         0            0             0              16,496
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $573,026        $0        $0           $0            $0            $573,026
                                   ==================================================================================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

DETAIL OF POSTPETTION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           08/14/02       $16,367                EFT
FICA and Federal           08/28/02        16,938                EFT
property tax               08/08/02        12,651               11337
State withholding          08/22/02         1,801               11464
State withholding          08/07/02         1,732               11352























                                      ------------
TOTAL POST PETITION TAXES PAID            $49,489
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period      $994,644
PLUS Amounts billed during the period                                    656,644
LESS Amounts collected during the period                                 717,489
                                                                      ----------
Total Accounts Receivable at the end of the reporting period            $933,449
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                            544,710
31-60 days old                                                           360,990
61-90 days old                                                            19,997
91+ days old                                                               7,752
                                                                      ----------
Total Accounts Receivable                                                933,449
Amount considered uncollectible (bad debt)                                10,861
                                                                      ----------
Accounts Receivable (Net) at the end of the current period              $922,588
                                                                      ==========


DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this rexorting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                x


EXPLANATIONS: (Please insert rows if more info is needed or attached separate schedule.)
------------

1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD   August 31, 2002
                                                                                ------------------
MONTHLY OPERATING REPORT

                                                                             DOCUMENT        EXPLANATION
                                                               FORM NO.      ATTACHED         ATTACHED
                                                            ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                 MOR 1            None
    Bank Reconciliations                                    MOR 1 (cont)     None
    Copies of bank statements                                                None
    Cash disbursement journals                                               None
Statement of operations                                     MOR 2            None
Balance Sheet                                               MOR 3            Attached
Status of Postpetition Taxes                                MOR 4            None
    Copies of payment receipts                                               None
    Copies of tax returns filed during reporting period                      None
Summary of Unpaid Postpetition Debts                        MOR 4            None
    Listing of aged accounts payable                                         None
Accounts Receivable Reconciliation and Aging                MOR 5            None
Debtor Questionnaire                                        MOR 5            Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                        9/20/2002
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD   August 31, 2002
                                                                                ------------------


BALANCE SHEET (MOR -3)
                                                           8/31/02                 1/15/02
                                                       ---------------          --------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $           -           $           -
    Restricted cash and cash equivalents                            -                       -
    Accounts receivable - net                                       -                       -
    Inventories -net                                                -
    Other assets - current                                          -                       -
                                                        --------------          --------------
           TOTAL CURRENT ASSETS                                     -                       -
                                                        --------------          --------------
OTHER ASSETS
    Deferred income taxes                                           -                       -
    Intercompany receivable                             $   1,332,139               1,332,139
    Investment in subsidiaries                             39,630,358              39,630,358
    Other                                                           -                       -
                                                        --------------          --------------
           TOTAL OTHER ASSETS                              40,962,497              40,962,497
                                                        --------------          --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                            -                       -
    Buildings                                                       -                       -
    Machinery and equipment                                         -                       -
                                                        --------------          --------------
           Total property, plant and equipment                      -                       -
    Less: Accum. depreciation and amortization                      -                       -
                                                        --------------          --------------
           NET PROPERTY, PLANT AND EQUIPMENT                        -                       -
                                                        --------------          --------------
TOTAL ASSETS                                            $  40,962,497           $  40,962,497
                                                        ==============          ==============


LIABILITIES & SHAREHOLDERS' EQUITY                          8/31/02                 1/15/02
----------------------------------------------------    --------------          --------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                   $           -           $           -
    Accounts payable                                                -                       -
    Accrued liabilities                                             -                       -
    Accrued income taxes                                            -                       -
    Dividends payable                                               -                       -
                                                        --------------          --------------
           TOTAL CURRENT LIABILITIES                                -                       -
                                                        --------------          --------------
LONG-TERM DEBT - SECURED                                            -                       -
                                                        --------------          --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                       -                       -
    Deferred income taxes                                           -                       -
    Intercompany payable                                            -                       -
    Long-term pension liability                                     -                       -
                                                        --------------          --------------
           TOTAL OTHER LIABILITIES                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (POSTPETITION)                                    -                       -
                                                        --------------          --------------



LIABILITIES (PREPETITION)
----------------------------------------------------
    Secured debt                                                    -                       -
    Priority debt                                                   -                       -
    Unsecured debt                                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (PREPETITION)                                     -                       -
                                                        --------------          --------------
TOTAL LIABILITIES                                                   -                       -
                                                        --------------          --------------

SHAREHOLDERS' EQUITY
    Common stock                                                1,000                   1,000
    Capital in excess of par value                         23,380,700              23,380,700
    Equity - unearned compensation                                  -                       -
    Minimum pension liability adjustment                            -                       -
    Foreign currency translation adjustment                         -                       -
    Retained earnings - prepetition                        17,580,797              17,580,797
    Retained earnings - postpetition                                -                       -
                                                        --------------          --------------
           TOTAL SHAREHOLDERS' EQUITY                      40,962,497              40,962,497
                                                        --------------          --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY              $  40,962,497           $  40,962,497
                                                        ==============          ==============


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ------------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ------------------



DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x


2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                    x


3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x


4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x


                                                                                EXHIBIT 99.4


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        9/20/2002
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,128,546     $  1,030,000     $   8,104,081    $   8,022,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompamy Transfers                 (627)               -           262,028                -
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,127,919        1,030,000         8,366,109        8,022,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          75,928           79,000           702,074          687,681
Payroll Taxes                        30,989           31,362           264,906          265,031
Accounts Payable                    913,611          881,020         7,216,284        6,746,826
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -            2,104            50,624           54,331
Commissions                          22,423           32,000           178,236          182,000
Utilities                             8,808            8,500            73,261           58,013
Leases / Rents                        7,385            4,200            40,403           38,696
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -                 -                -
Court Costs                               -                -             8,250            8,000

                              --------------    -------------    --------------   --------------
     Total disbursements          1,059,144        1,038,186         8,549,166        8,055,578
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $      68,775     $     (8,186)    $    (183,057)   $     (32,804)
-------------
                              ==============    =============    ==============   ==============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
                                        -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       700

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement               (96,135)

   Bank One                             2135-439-0104    Payroll                     12,384

   Texas Commerce Bank                  85808720641      Disbursement                 4,910

                                                                                --------------
                                                                                $   (78,141)
                                                                                ==============
Bank reconciliations are available.



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of        CUMULATIVE
                                                   August, 2002    FILING TO DATE
                                                  -------------    --------------
Gross Sales                                       $  1,367,746      $  9,101,101
Less: Defective mat'l returned                           1,117             6,580
         Sales allowances                                    -             9,590
         Cash discounts                                 12,904            62,919
                                                  -------------     -------------
            Total sales deductions                      14,021            79,089
                                                  -------------     -------------

         NET SALES                                   1,353,725         9,022,012
                                                  -------------     -------------

Cost of Sales                                        1,095,068         7,413,648
                                                  -------------     -------------

         GROSS PROFIT                                  258,657         1,608,364
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     52,417           495,220
    General & Admin. expense                            41,118           411,230
    Corporate Fees                                      44,000           325,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               137,535         1,231,950
                                                  -------------     -------------

         OPERATING INCOME                              121,122           376,414
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                   -                27
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -                27
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               121,122           376,441
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   35,000           236,750
    US Trustee Quarterly Fees                                -             8,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     35,000           245,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                              86,122           131,441

Provision for Taxes                                     32,377            61,175
                                                  -------------     -------------

NET INCOME (LOSS)                                 $     53,745      $     70,266
                                                  =============     =============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------


BALANCE SHEET (MOR-3)
                                                                   8/31/02            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                           ($78,141)      $   104,916
    Restricted cash and cash equivalents                                    -                 -
    Accounts receivable - net                                       1,964,754           956,901
    Inventories -net                                                1,435,195         1,085,331
    Other assets - current                                            218,643            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     3,540,451         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                             514,816           575,991
    Intercompany receivable                                           332,619           316,912
    Investment in subsidiaries                                      2,619,157         2,619,157
    Other                                                               5,470                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       3,472,062         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          84,942            84,942
    Machinery and equipment                                         4,300,918         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,454,513         4,454,513
    Less: Accum. depreciation and amortization                      2,122,268         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,332,245         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $ 9,344,758       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 8/31/02            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                  316,855                 -
    Accrued liabilities                                               205,148                 -
    Accrued income taxes                                                    -                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                  522,003                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              714,639                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    714,639                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,236,642                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                    27,482           116,378
    Unsecured debt                                                  1,356,245         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     2,223,552         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,460,194         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                   70,266                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               5,884,564         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                      $   9,344,758       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                                0           14,730         14,730                  0
FICA-Employee                              0            7,746          7,746                  0
FICA-Employer                              0            7,747          7,747                  0
Unemployment                              36              400              5                431
Income Tax                                 0                0              0                  0
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES                   $36          $30,623        $30,228               $431
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                0            1,637            761                876
Unemployment                             289                0              0                289
Sales                                  2,026                0              0              2,026
Income Tax                                 0                0              0                  0
Real Property                          3,900              600              0              4,500
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $   6,215           $2,237           $761             $7,691
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES          $   6,251          $32,860        $30,989             $8,122
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      316,855         0              0             0                0               316,855
Wages Payable                         110,767         0              0             0                0               110,767
Taxes Payable (Other than income)       8,122         0              0             0                0                 8,122
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities              86,259         0              0             0                0                86,259
Income Taxes Payable                        0         0              0             0                0                     0
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  714,639         0              0             0                0               714,639
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,236,642        $0             $0            $0               $0            $1,236,642
                                 ===========================================================================================


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          30,989              EFT
      each  week.






















                                                            ---------
TOTAL POST PETITION TAXES PAID                                 30,989
                                                            =========


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  1,730,526
PLUS Amounts billed during the period                                          1,343,392
LESS Amounts collected during the period                                       1,128,546
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  1,945,372
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  1,026,407
31-60 days old                                                                   760,354
61-90 days old                                                                   111,833
91+ days old                                                                      46,778
                                                                            ------------
Total Accounts Receivable                                                      1,945,372
Amount considered uncollectible (bad debt)                                             -
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  1,945,372
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                    No


2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                        No


3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes


4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         9/20/2002
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -           500           250
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -           500           250
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     17            17           137           137
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -           500           250
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 17            17           637           387
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (17)   $      (17)   $     (137)   $     (137)
-------------
                                 ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                            REPORTING PERIOD    August 31, 2002
                                                                                ---------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational     $  748

                                                                            -

                                                                            -

                                                                      ==========
                                                                       $  748
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                            REPORTING PERIOD    August 31, 2002
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                           August, 2002        FILING TO DATE
                                         ---------------      -----------------
Gross Sales                                $          -         $          -
Less: Defective mat'l returned                        -                    -
         Sales allowances                             -                    -
         Cash discounts                               -                    -
                                         ---------------      -----------------
            Total sales deductions                    -                    -
                                         ---------------      -----------------
         NET SALES                                    -                    -
                                         ---------------      -----------------
Cost of Sales                                         -                    -
                                         ---------------      -----------------
         GROSS PROFIT                                 -                    -
                                         ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                   -                    -
    General & Admin. expense                         55                5,238
    Corporate Fees                                 (250)                (500)
                                         ---------------      -----------------
      Total S G & A and Environ. Expense           (195)               4,738
                                         ---------------      -----------------

         OPERATING INCOME                           195              (4,738)
                                         ---------------      -----------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                            -                    -
    Interest Expense                                  -                    -
                                         ---------------      -----------------
         Other Income (Expense)                       -                    -
                                         ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            195              (4,738)
                                         ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                 -                    -
    US Trustee Quarterly Fees                       250                  500
    (Gain) Loss from sale of equipment                -                    -
    Other Reorganization Expenses                     -                    -
                                         ---------------      -----------------
         Total Reorganization Items                 250                  500
                                         ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                          (55)              (5,238)

Provision for Taxes                                   -                    -
                                         ---------------      -----------------
NET INCOME (LOSS)                          $        (55)        $     (5,238)
                                         ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

BALANCE SHEET (MOR-3)
                                                    8/31/02           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        748      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           748               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     40,554,342        40,554,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      40,554,342        40,554,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 40,555,090      $ 40,555,227
                                                 =============    ==============

LIABILITIES & SHAREHOLDERS' EQUITY                  8/31/02           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt            $          -      $          -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                2,571                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      2,571                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        2,571                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                       1,000             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,856,457        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,457        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,860,028        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 9,700,300         9,700,300
    Retained earnings - postpetition                   (5,238)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               9,695,062         9,700,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       $ 40,555,090      $ 40,555,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                            REPORTING PERIOD    August 31, 2002
                                                                                ---------------


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   2,571         0            0            0              0            2,571
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $2,571        $0           $0           $0             $0           $2,571
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                            REPORTING PERIOD    August 31, 2002
                                                                                ---------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this rexorting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.





                                                                                EXHIBIT 99.6

FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

MONTHLY OPERATING REPORT
                                                                                   DOCUMENT        EXPLANATION
                                                                   FORM NO.        ATTACHED          ATTACHED
                                                                -------------    -------------    -------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1                 Yes               No
        Bank Reconciliations                                    MOR 1 (cont)       Available            No
        Copies of bank statements                                                  Available            No
        Cash disbursement journals                                                 Available            No
Statement of operations                                         MOR 2                 Yes               No
Balance Sheet                                                   MOR 3                 Yes               No
Status of Postpetition Taxes                                    MOR 4                 Yes               No
        Copies of payment receipts                                                 Available            No
        Copies of tax returns filed during reporting period                        Available            No
Summary of Unpaid Postpetition Debts                            MOR 4                 Yes               No
        Listing of aged accounts payable                                           Available            No
Accounts Receivable Reconciliation and Aging                    MOR 5                 Yes               No
Debtor Questionnaire                                            MOR 5                 Yes               No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


\s\ R. Michael McEntee                      9/20/2002
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR 1)

                                             CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                 ----------------------------------   --------------------------------------
                                     ACTUAL            PROJECTED            ACTUAL             PROJECTED
                                 ---------------   ----------------   -----------------    -----------------
RECEIPTS
--------
A/R Collections                  $     433,935     $      400,000     $     2,626,450      $     2,552,053
Loans                                        -                  -                   -                    -
Sale of Assets                               -                  -                   -                    -
InterCompany Transfers                  23,230            (50,000)            278,556                6,000
Other                                      875                  -               5,191                  829

                                 --------------    ---------------    ----------------     ----------------
     Total Receipts                    458,040            350,000           2,910,197            2,558,882
                                 --------------    ---------------    ----------------     ----------------

DISBURSEMENTS
-------------

Net Payroll                             86,880           105,000             661,477              668,909
Payroll Taxes                           38,027            43,500             266,725              286,755
Accounts Payable                       293,739           142,751           1,765,597            1,434,112
Profit Sharing / Pension                     -                 -                   -                    -
Insurance                               16,740            16,000             104,774              127,321
Commissions                                  -                 -                   -                    -
Utilities                                1,543             5,000              28,191               30,771
Leases / Rents                           3,788             3,788              28,410               28,422
Bank Service Charges                         -                 -                   -                    -
Loans                                        -                 -                   -                    -
Capital Expenditures                         -                 -              10,334               10,334
Professional Fees-Bankruptcy                 -                 -                   -                    -
US Trustee Fees                              -                 -               5,250                5,000
Court Costs                                  -                 -                   -                    -

                                 --------------    ---------------    ----------------     ----------------
     Total disbursements               440,717           316,039           2,870,757            2,591,624
                                 --------------    ---------------    ----------------     ----------------


NET CASH FLOW                    $      17,323     $      33,961     $        39,440      $       (32,742)
-------------                    ==============    ===============    ================     ================



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

BANK RECONCILIATION (MOR 1 CONT)
                                               Account                                       Book
Balance per Books                              Number                Account Type          Balance
                                           --------------        -------------------    ------------
  Petty Cash                                     N/A               Petty cash                   600

  American National Bank                       18082912            Disbursement          $  (43,202)

  American National Bank                       5300011495          Payroll                   31,653

                                                                                         -----------
                                                                                         $  (10,949)
                                                                                         ===========



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)

                                                        Month of            CUMULATIVE
                                                      August 2002         FILING TO DATE
                                                   ----------------      ----------------
Gross Sales                                        $       408,264       $     2,940,375
Less: Defective mat'l returned                                   -                     -
        Sales allowances                                         -                     -
        Cash discounts                                           -                10,320
                                                   ----------------      ----------------
           Total sales deductions                                -                10,320
                                                   ----------------      ----------------

        NET SALES                                          408,264             2,930,055
                                                   ----------------      ----------------

Cost of Sales                                              350,458             2,430,163
                                                   ----------------      ----------------

        GROSS PROFIT                                        57,806               499,892
                                                   ----------------      ----------------

Selling, General & Admin. Expense
    Selling expense                                              -                     -
    General & Admin. expense                                16,160               138,864
    Corporate Fees                                          12,000                91,000
                                                   ----------------      ----------------
      Total S G & A and Environ. Expense                    28,160               229,864
                                                   ----------------      ----------------

        OPERATING INCOME                                    29,646               270,028
                                                   ----------------      ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                     (20)                  (40)
    Interest Expense                                             -                     -
                                                   ----------------      ----------------
        Other Income (Expense)                                 (20)                  (40)
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    29,626               269,988
                                                   ----------------      ----------------

REORGANIZATION ITEMS
    Professional Fees                                       10,000                64,750
    US Trustee Quarterly Fees                                    -                 5,250
    (Gain) Loss from sale of equipment                           -                     -
    Other Reorganization Expenses                                -                     -
                                                   ----------------      ----------------
        Total Reorganization Items                          10,000                70,000
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE TAXES                                  19,626               199,988

Provision for Taxes                                          7,000                68,000
                                                   ----------------      ----------------

NET INCOME (LOSS)                                  $        12,626       $       131,988
                                                   ================      ================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

BALANCE SHEET (MOR-3)
                                                                      8/31/02             1/15/02
                                                                  --------------       -------------
ASSETS
------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                            ($10,949)        $   (50,389)
    Restricted cash and cash equivalents                                     -                   -
    Accounts receivable - net                                          623,951             376,639
    Inventories -net                                                 1,403,255           1,145,567
    Other assets - current                                              28,788              21,786
                                                                  --------------       -------------
           TOTAL CURRENT ASSETS                                      2,045,045           1,493,603
                                                                  --------------       -------------
OTHER ASSETS
    Deferred income taxes                                                    -                   -
    Intercompany receivable                                          2,596,386           2,596,386
    Investment in subsidiaries                                               -                   -
    Other                                                                    -                   -
                                                                  --------------       -------------
           TOTAL OTHER ASSETS                                        2,596,386           2,596,386
                                                                  --------------       -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                     -                   -
    Buildings                                                                -                   -
    Machinery and equipment                                            569,388             559,054
                                                                  --------------       -------------
           Total property, plant and equipment                         569,388             559,054
    Less: Accum. depreciation and amortization                         288,836             253,908
                                                                  --------------       -------------
           NET PROPERTY, PLANT AND EQUIPMENT                           280,552             305,146
                                                                  --------------       -------------
TOTAL ASSETS                                                      $  4,921,983         $ 4,395,135
                                                                  ==============       =============

LIABILITIES & SHAREHOLDERS' EQUITY                                    8/31/02             1/15/02
-------------------------------------------------------------     --------------       -------------
LIABILITIES (POSTPETITION)
------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                             $          -         $         -
    Accounts payable                                                    87,289                   -
    Accrued liabilities                                                201,654                   -
    Accrued income taxes                                                68,000                   -
    Dividends payable                                                        -                   -
                                                                  --------------       -------------
           TOTAL CURRENT LIABILITIES                                   356,943                   -
                                                                  --------------       -------------
LONG-TERM DEBT - SECURED                                                     -                   -
                                                                  --------------       -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                -                   -
    Deferred income taxes                                                    -                   -
    Intercompany payable                                               278,556                   -
    Long-term pension liability                                              -                   -
                                                                  --------------       -------------
           TOTAL OTHER LIABILITIES                                     278,556                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (POSTPETITION)                                       635,499                   -
                                                                  --------------       -------------


LIABILITIES (PREPETITION)
------------------------------------------------------------
    Secured debt                                                             -                   -
    Priority debt 1                                                    107,378             348,267
    Unsecured debt                                                     278,509             278,259
    Intercompany payable                                                     -                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (PREPETITION)                                        385,887             626,526
                                                                  --------------       -------------
TOTAL LIABILITIES                                                    1,021,386             626,526
                                                                  --------------       -------------
SHAREHOLDERS' EQUITY
    Common stock                                                           100                 100
    Capital in excess of par value                                   2,680,746           2,680,746
    Equity - unearned compensation                                           -                   -
    Minimum pension liability adjustment                                     -                   -
    Foreign currency translation adjustment                                  -                   -
    Retained earnings - prepetition                                  1,087,763           1,087,763
    Retained earnings - postpetition                                   131,988                   -
                                                                  --------------       -------------
           TOTAL SHAREHOLDERS' EQUITY                                3,900,597           3,768,609
                                                                  --------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 4,921,983         $ 4,395,135
                                                                  ==============       =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

STATUS OF POST PETITION TAXES (MOR-4)
--------------------------------------------------------------------------------------------------------
                                                                                          Tax Liability
                                           Beginning     Amt. Withheld       Amount         at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid        Current Month
--------------------------------------------------------------------------------------------------------
Withholding                                 20,459           16,281         13,219            23,521
FICA-Employee                                2,454            7,784          9,349               889
FICA-Employer                                2,454            7,784          9,349               889
Unemployment                                 1,780              117              0             1,877
Income Tax                                  61,000            7,000              0            68,000
Foreign Income Tax                               0                0              0                 0
Other:                                           0                0              0                 0
                                        ----------------------------------------------------------------
   TOTAL FEDERAL TAXES                     $88,127          $38,966        $31,917           $95,176
                                        ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                    995            5,041          6,110               (74)
Unemployment                                12,795              727              0            13,522
Sales                                            0                0              0                 0
Income Tax                                       0                0              0                 0
Real Property                                    0                0              0                 0
Personal Property                                0              700              0               700
Other: Describe                                  0                0              0                 0
                                        ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES              $13,790           $6,468         $6,110           $14,148
                                        ----------------------------------------------------------------
                                        ----------------------------------------------------------------
TOTAL POST PETITION TAXES                 $101,917          $45,434        $38,027          $109,324
                                        ================================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                       --------------------------------------------------------------------------------------------
                                          Current         30 days       31-60 days        61-90 days     over 90 days         Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                           87,289             0             0                  0               0             87,289
Wages Payable                             134,307             0             0                  0               0            134,307
Taxes Payable (Other than income)          41,324             0             0                  0               0             41,324
Professional Fees                               0             0             0                  0               0                  0
Rent/Lease - Building                           0             0             0                  0               0                  0
Rent/Lease - Equipment                          0             0             0                  0               0                  0
Other Accrued Liabilities                  26,023             0             0                  0               0             26,023
Income Taxes Payable                       68,000             0             0                  0               0             68,000
Secured Debt                                    0             0             0                  0               0                  0
Intercompany Payable                      278,556             0             0                  0               0            278,556
Other LT Liabilities                            0             0             0                  0               0                  0
                                       --------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                 $635,499            $0            $0                 $0              $0           $635,499
                                       ============================================================================================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
---------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax                            Paid             Paid           or EFT
---------------------------------------------------------------------------------------
Federal Employee Inc. Tax W/H               08/06/02          $3,576            EFT
Federal Employee Inc. Tax W/H               08/13/02           3,165            EFT
Federal Employee Inc. Tax W/H               08/20/02           3,208            EFT
Federal Employee Inc. Tax W/H               08/27/02           3,270            EFT
FICA-Employee & Employer                    08/06/02           3,974            EFT
FICA-Employee & Employer                    08/13/02           3,663            EFT
FICA-Employee & Employer                    08/20/02           3,690            EFT
FICA-Employee & Employer                    08/27/02           3,826            EFT
Withheld Medicare-EE & ER                   08/06/02             929            EFT
Withheld Medicare-EE & ER                   08/13/02             857            EFT
Withheld Medicare-EE & ER                   08/20/02             864            EFT
Withheld Medicare-EE & ER                   08/27/02             895            EFT
State Employee Inc Tax W/H                  08/15/02           4,792           8083
SDI                                         08/15/02           1,318           8083















                                                           ----------
TOTAL POST PETITION TAXES PAID                               $38,027
                                                           ==========


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                 $660,715
PLUS Amounts billed during the period                                               398,982
LESS Amounts collected during the period                                            433,935
                                                                               -------------
Total Accounts Receivable at the end of the reporting period                   $    625,762
                                                                               =============


----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------------
0-30 days old                                                                       396,236
31-60 days old                                                                      192,533
61-90 days old                                                                       36,111
91+ days old                                                                            862
                                                                               -------------
Total Accounts Receivable                                                           625,752
Amount considered uncollectible (bad debt)                                            4,000
                                                                               -------------
Accounts Receivable (Net) at the end of the current period                         $621,762
                                                                               =============




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES      NO
-------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                      X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below                                                                                      X
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                X
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.               X



EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

MONTHLY OPERATING REPORT

                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          None            No
    Bank Reconciliations                                  MOR 1 (cont)   None            No
    Copies of bank statements                                            None            No
    Cash disbursement journals                                           None            No
Statement of operations                                   MOR 2          Attached        No
Balance Sheet                                             MOR 3          Attached        No
Status of Postpetition Taxes                              MOR 4          None            No
    Copies of payment receipts                                           None            No
    Copies of tax returns filed during reporting period                  None            No
Summary of Unpaid Postpetition Debts                      MOR 4          None            No
        Listing of aged accounts payable                                 None            No
Accounts Receivable Reconciliation and Aging              MOR 5          None            No
Debtor Questionnaire                                      MOR 5          Attached        No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

  /s/ R. Michael McEntee                         9/20/2002
--------------------------------------------     -------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of           CUMULATIVE
                                               June, 2002         FILING TO DATE
                                              -----------      ----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
        Sales allowances                                -                   -
        Cash discounts                                  -                   -
           Total sales deductions             -----------       --------------
                                                        -                   -
                                              -----------       --------------

        NET SALES                                       -                   -
                                              -----------       --------------

Cost of Sales                                     (5,444)            (40,830)
                                              -----------       --------------

        GROSS PROFIT                               5,444              40,830
                                              -----------       --------------

Selling, General & Admin. Expense
    Selling expense                                     -                  -
    General & Admin. expense                            -                  -
    Corporate Fees                                  (250)               (500)
                                              -----------       --------------
      Total S G & A and Environ. Expense            (250)               (500)
                                              -----------       --------------

        OPERATING INCOME                           5,694              41,330
                                              -----------       --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                  -
    Interest Expense                                    -                  -
                                              -----------       --------------
       Other Income (Expense)                           -                  -
                                              -----------       --------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,694              41,330
                                              -----------       --------------

REORGANIZATION ITEMS
    Professional Fees                                   -                  -
    US Trustee Quarterly Fees                         250                500
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                              -----------       --------------
        Total Reorganization Items                    250                500
                                              -----------       --------------

INCOME (LOSS) BEFORE TAXES                          5,444             40,830

Provision for Taxes                                     -                  -
                                              -----------       --------------

NET INCOME (LOSS)                              $    5,444        $    40,830
                                              ===========       ==============




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)

                                                   8/31/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories -net                                      -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         516,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       516,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       48,061             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        676,939            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,192,939       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 8/31/02            1/15/02
------------------------------------------       -----------        -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------


                                                   8/31/02            1/15/02
                                                 -----------        -----------
LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 40,830                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,192,939          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,192,939       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                --------------

DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                         X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.8

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                        9/20/2002
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $    924,361     $    953,000        $ 9,231,151     $    9,061,193
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                (50,208)         (50,000)          (239,800)          (360,000)
Other                                         3,658                -              7,792              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                         877,811          903,000          8,999,143          8,702,369
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 230,443          255,000          2,087,596          2,132,193
Payroll Taxes                               102,199          124,000          1,039,306            927,904
Accounts Payable                            411,539          380,000          4,874,516          4,771,562
Profit Sharing / Pension                     18,551           24,000            189,020            149,985
Insurance                                    53,365           44,000            414,158            394,343
Commissions                                  44,717           44,000            380,343            411,468
Utilities                                    10,928            9,500             90,151            101,498
Leases/Rents                                  5,427            2,500             30,944             39,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -                  -                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
US Trustee Fees                                   -                -                  -                  -
Court Costs                                       -                -              8,250              8,000
                                       ------------     ------------        -----------     --------------
     Total disbursements                    877,169          883,000          9,114,284          8,935,953
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $        642     $     20,000        $  (115,141)    $     (233,584)
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  Petty Cash                        N/A          Petty cash          $      598

  American National Bank            18080294     Disbursement        $  (79,750)

  American National Bank            18081290     Payroll - Salaried  $    8,187

  American National Bank            18081304     Payroll - Hourly    $  (20,911)


                                                                     -----------

                                                                     $  (91,876)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                               May 2002        FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $   915,063      $  9,172,571
Less: Defective mat'l returned                       631           (88,222)
      Sales allowances                            40,270           420,642
      Cash discounts                               9,400            89,230
                                             ------------     -------------
       Total sales deductions                     50,301           421,650
                                             ------------     -------------

      NET SALES                                  864,762         8,750,921
                                             ------------     -------------

Cost of Sales                                    728,569         7,155,472
                                             ------------     -------------

     GROSS PROFIT                                136,193         1,595,449
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 51,009           494,910
  General & Admin. expense                        61,817           526,727
  Corporate Fees                                  42,000           316,000
                                             ------------     -------------
   Total S G & A and Environ. Expense            154,826         1,337,637
                                             ------------     -------------

     OPERATING INCOME                            (18,633)          257,812
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                               -            (6,549)
  Interest Expense                                     -                 -
                                             ------------     -------------
   Other Income (Expense)                              -            (6,549)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                            (18,633)          251,263
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                33,000           222,750
 US Trustee Quarterly Fees                             -             8,250
 (Gain) Loss from sale of equipment                    -                 -
 Other Reorganization Expenses                         -                 -
                                             ------------     -------------
  Total Reorganization Items                      33,000           231,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                       (51,633)           20,263

Provision for Taxes                              (18,000)           13,000
                                             ------------     -------------

NET INCOME (LOSS)                            $   (33,633)     $      7,263
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

BALANCE SHEET (MOR-3)
                                                   8/31/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents            ($91,876)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,002,347         1,161,243
  Inventories -net                                 1,947,122         1,498,330
  Other assets - current                             545,760           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,403,353         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                               23,697            36,697
  Intercompany receivable                          9,622,459         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,646,156         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,193,980         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,495,345         5,497,015
  Less: Accum. depreciation and amortization       3,699,474         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,795,871         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 14,845,380      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 8/31/02            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   356,099                 -
  Accrued liabilities                                396,952                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    753,051                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                                15,707                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                       15,707                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                     768,758                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     829,057           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      829,057         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  1,597,815         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                     7,263                 -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                13,247,565        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 14,845,380      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           45,001         35,433              9,568
FICA-Employee                         0           32,257         25,447              6,810
FICA-Employer                         0           32,320         25,447              6,873
Unemployment                          0               29              0                 29
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                           ------------------------------------------------------------------
 TOTAL FEDERAL TAXES                 $0         $109,607        $86,327            $23,280
                           ------------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                       7,916           27,106         15,872             19,150
Unemployment                      1,804            1,749              0              3,553
Sales                                75              167              0                242
Income Tax                            0                0              0                  0
Real Property                    53,879          (20,947)             0             32,932
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $63,674           $8,075        $15,872            $55,877
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES       $63,674         $117,682       $102,199            $79,157
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     356,099                0              0             0                     0            356,099
Wages Payable                        202,631                0              0             0                     0            202,631
Taxes Payable (Other than income)     79,157                0              0             0                     0             79,157
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                     0                0              0             0                     0                  0
Other Accrued Liabilities            115,164                0              0             0                     0            115,164
Income Taxes Payable                       0                0              0             0                     0                  0
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable                  15,707                0              0             0                     0             15,707
Other LT Liabilities                       0                0              0             0                     0                  0
                                   ------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $768,758               $0             $0            $0                    $0           $768,758
                                   ================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
--------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
--------------------------------------------------------------------------------
FWT                                    Weekly        35,433              EFT
FICA-ER                                Weekly        25,447              EFT
FICA-EE                                Weekly        25,447              EFT
SWT-IA                                08/15/02       15,872             2797

























                                                   --------
TOTAL POST PETITION TAXES PAID                     $102,199
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                ---------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,112,995
PLUS Amounts billed during the period                                  830,514
LESS Amounts collected during the period                               924,361
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $1,019,148
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          596,437
31-60 days old                                                         240,651
61-90 days old                                                         107,586
91+ days old                                                            74,474
                                                                 ---------------
Total Accounts Receivable                                            1,019,148
Amount considered uncollectible (bad debt)                              54,682
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period            $964,466
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below                         NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.9

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                      9/20/2002
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    ---------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    ----------------
RECEIPTS
--------
A/R Collections                   $  1,992,631      $  2,104,477     $ 17,342,355     $  18,079,627
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                  284,480           300,000         (551,622)         (381,580)
Other                                    1,092                 -            1,092                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  2,278,203         2,404,477       16,791,825        17,698,047
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            565,689           538,369        3,652,198         3,734,474
Payroll Taxes                          188,613           212,799        1,836,242         2,032,996
Accounts Payable                     1,225,150         1,302,242        9,364,175         7,414,973
Profit Sharing / Pension                17,037            35,000          184,708         1,726,717
Insurance                              161,865           159,706        1,471,332         1,293,556
Commissions                             54,540            45,000          351,425           620,858
Utilities                               56,316            71,071          345,038           374,418
Leases / Rents                          36,749            38,512          150,704           227,174
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
US Trustee Fees                              -                 -                -                 -
Court Costs                                  -                 -           10,250            10,000
                                 -------------     -------------     ------------     -------------
     Total disbursements             2,305,959         2,402,699       17,366,073        17,509,787
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                    $     (27,756)    $       1,778     $   (574,247)    $     188,260
-------------                    =============     ==============    =============    =============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                               N/A         Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll          $   11,432

   National City Bank                      884096828   Disbursement     $ (331,834)

                                                                        ----------
                                                                        $ (319,402)
                                                                        ==========

Bank reconciliations are available.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                               MONTH OF           CUMULATIVE
                                             August, 2002        FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 2,462,235        $18,866,185
Less: Defective mat'l returned                          -                  -
        Sales allowances                          124,118            673,862
        Cash discounts                              5,383             30,412
                                             ------------        -----------
           Total sales deductions                 129,501            704,274
                                             ------------        -----------

        NET SALES                               2,332,734         18,161,911
                                             ------------        -----------
Cost of Sales                                   2,068,770         16,792,628
                                             ------------        -----------
        GROSS PROFIT                              263,964          1,369,283
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                65,858            542,725
    General & Admin. expense                       60,653            369,030
    Corporate Fees                                 83,000            626,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          209,511          1,537,755
                                             ------------        -----------
        OPERATING INCOME                           54,453           (168,472)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           54,453           (168,372)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              66,000            451,750
    US Trustee Quarterly Fees                           -             10,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 66,000            462,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                        (11,547)          (630,372)

Provision for Taxes                                (3,000)          (208,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $     (8,547)       $   (422,372)
                                             ============       ============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                         8/31/02         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($319,402)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            3,664,225        2,712,548
    Inventories -net                                     4,568,691        6,262,631
    Other assets - current                                 286,612          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          8,200,126        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                1,127,242          919,242
    Intercompany receivable                             14,132,555       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                      563              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           15,260,360       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,447,084       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,668,704        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 25,129,190     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                       8/31/02         1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       589,185                -
    Accrued liabilities                                  1,353,835                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     1,943,020                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                    -                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                               -                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         1,943,020                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       3,286,394        3,668,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          3,286,394        5,483,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        5,229,414        5,483,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      4,381,662        4,381,662
    Retained earnings - postpetition                      (422,372)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   19,899,776       20,322,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 25,129,190     $ 25,805,745
                                                     =============    =============


  1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                           8,668           87,474       69,905           26,237
FICA-Employee                         4,713           62,513       48,715           18,510
FICA-Employer                         4,713           62,513       48,715           18,510
Unemployment                             90               72           0               162
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $18,183         $212,571     $167,335          $63,419
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          11,127           35,537       21,278           25,386
Unemployment                          7,198            9,028            0           16,226
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        63,505            6,100            0           69,605
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $ 81,830          $50,665      $21,278         $111,217
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $100,013         $263,236     $188,613         $174,636
                                 ==============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    589,185        0            0             0          0           589,185
Wages Payable                       660,697        0            0             0          0           660,697
Taxes Payable (Other than income)   174,636        0            0             0          0           174,636
Professional Fees                    39,255        0            0             0          0            39,255
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           479,247        0            0             0          0           479,247
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities                      0        0            0             0          0                 0
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $1,943,020       $0           $0            $0         $0        $1,943,020
                              =================================================================================



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  08/26/02        $4,359       111674
Iowa W/H                       08/12/02         7,607        96047
Iowa W/H                       08/26/02         9,312        45174
FIT PAYMENT                    08/07/02        22,933      85534331
FICM-FICA PAYMENT              08/07/02        31,601      85534331
FIT PAYMENT                    08/14/02        10,680      86222885
FICM-FICA PAYMENT              08/14/02        15,775      86222885
FIT PAYMENT                    08/21/02        25,119      86975509
FICM-FICA PAYMENT              08/21/02        33,946      86975509
FIT PAYMENT                    08/28/02        11,174      87546505
FICM-FICA PAYMENT              08/28/02        16,107      87546505















                                            -----------
TOTAL POST PETITION TAXES PAID               $188,613
                                            ===========


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  August 31, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $3,372,573
PLUS Amounts billed during the period                                       2,395,433
LESS Amounts collected during the period                                    1,992,631
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $3,775,375
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,754,308
31-60 days old                                                                 428,241
61-90 days old                                                                 246,475
91+ days old                                                                   346,351
                                                                       ---------------
Total Accounts Receivable                                                    3,775,375
Amount considered uncollectible (bad debt)                                     129,525
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $3,645,850
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


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